UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 22, 2012

Commission file number 1-13163
________________________
YUM! BRANDS, INC.
 (Exact name of registrant as specified in its charter)

North Carolina	13-3951308
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1441 Gardiner Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (502) 874-8300

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On March 22, 2012, Yum! Brands, Inc. (“Yum”) executed a five-year senior unsecured revolving credit facility (the “Credit Facility”) totaling $1.30 billion, which replaces a five-year facility in the amount of $1.15 billion that was set to expire on November 29, 2012 (the “Refinanced Domestic Credit Facility”) and a five-year facility in the amount of $350 million that was set to expire on November 29, 2012 (the “Refinanced International Facility” and together with the Refinanced Domestic Credit Facility, the “Refinanced Credit Facilities”). J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities LLC arranged the Credit Facility and JPMorgan Chase Bank, N.A. will serve as Administrative Agent for the Credit Facility, which was syndicated among 24 participants.

Under the terms of the Credit Facility, Yum may borrow up to the maximum borrowing limit less outstanding letters of credit or banker's acceptances, where applicable. The interest rate for most borrowings under the Credit Facility ranges from 1.00% to 1.75% over the “London Interbank Offered Rate” (“LIBOR”). The exact spread over LIBOR under the Credit Facility will depend upon Yum's performance under specified financial criteria. Interest on any outstanding borrowings under the Credit Facility is payable at least quarterly.

The Credit Facility is unconditionally guaranteed by Yum's principal domestic subsidiaries and contains financial covenants relating to the maintenance of leverage and fixed charge coverage ratios. The Credit Facility also contains affirmative and negative covenants including, among other things, limitations on certain additional indebtedness and liens, and certain other transactions as defined in the agreement. These covenants are substantially similar to those contained in the Refinanced Credit Facilities which were filed as Exhibits 10.6 and 10.30, respectively, to Yum's Annual Report on Form 10-K for the fiscal year ended December 29, 2007. The Credit Facility will be filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended March 24, 2012.

Section 2 - Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant

The information described above under “Section 1 - Registrant's Business and Operations - Item 1.01 Entry into a Material Definitive Agreement” is hereby incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	March 27, 2012	/s/ David E. Russell
Vice President, Corporate Controller